UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 17, 2019

GREAT SOUTHERN BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GSBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure

    Set forth below is presentation material of Great Southern Bancorp, Inc., the holding company for Great Southern Bank.

 June 30, 2019

   Portfolio Diversification  Legacy Loans  6.30.19  $4,018,439  $3,936,607  3.31.19  *Includes Home Equity Loans of $120,102  Includes Home Equity Loans of $120,696  *  [in thousands]

Portfolio Diversification

Terminated Loss Share Agreement Loans

[in thousands]

6.30.19 **$114,406**


Commercial Business
$2,273
2%
Multi Family
$3,293
3%
Const & Land Dev
$867
1%
Consumer*
$18,072
16%
Commercial Real Estate
$14,133
12%
Single Family Real Estate
$75,768
66%

Team Bank, Vantus Bank, Sun Security Bank, and InterSavings Bank

*Includes Home Equity Loans of $16,657

3.31.19 **$124,225**


Commercial Business
$2,329
2%
Multi Family
$3,541
3%
Const & Land Dev
$1,106
1%
Consumer*
$21,011
17%
Commercial Real Estate
$14,576
11%
Single Family Real Estate
$81,662
66%

Team Bank, Vantus Bank, Sun Security Bank, and InterSavings Bank

*Includes Home Equity Loans of $19,467

3

   Portfolio Diversification  FDIC Assisted Acquired Loans  6.30.19  $50,488  $52,041  3.31.19  Valley Bank*Includes Home Equity Loans of $401  Valley Bank*Includes Home Equity Loans of $345  *  [in thousands]

   Portfolio by Region  Legacy Loans  6.30.19   $4,018,439  $3,936,607  3.31.19  *  [in thousands]

   Portfolio by Region  Terminated Loss Share Agreement Loans  6.30.19  $114,406  $124,225  3.31.19  *  [in thousands]  Team Bank, Vantus Bank, Sun Security Bank, and InterSavings Bank  Team Bank, Vantus Bank, Sun Security Bank, and InterSavings Bank

   Commercial Real Estate  Legacy Loans  6.30.19  $1,418,458  $1,374,478  3.31.19  *  [in thousands]

   Commercial Real Estate by Region  Legacy Loans  6.30.19  $1,374,478  3.31.19  *  [in thousands]  $1,418,458

   Construction & Land Development  Legacy Loans  6.30.19  $716,145  $633,290  3.31.19  *  [in thousands]

   Construction & Land Development by Region  Legacy Loans  6.30.19  $633,290  3.31.19  *  [in thousands]  $716,145

   Multi Family Real Estate by Region  Legacy Loans  6.30.19  $780,928  $842,757  3.31.19  *  [in thousands]  Average credit size is $2,621,605  Average credit size is $2,827,785

   Multi Family Real Estate by LTV  Legacy Loans  6.30.19  $780,928  $842,757  3.31.19  *  [in thousands]

Consumer Auto Loans by Region

Excluding Insured Credit Loans

Legacy Loans

[in thousands]

6.30.19 **$180,232**



Kansas City
$5,579
3%
Kansas Other
$5,527
3%
St Louis
$11,111
6%
Springfield
$31,903
18%
Branson
$6,500
4%
Missouri
Other
$55,335
31%
Iowa/
Nebraska/
South Dakota
$10,828
6%
Fayetteville
$18,181
10%
Arkansas
Other
$24,381
13%
Other
Regions
$10,887
6%

3.31.19 **$205,538**



Kansas City
$6,164
3%
Kansas Other
$6,155
3%
St Louis
$12,549
6%
Springfield
$35,973
18%
Branson
$7,180
3%
Missouri
Other
$63,804
31%
Iowa/
Nebraska/
South Dakota
$12,269
6%
Fayetteville
$20,771
10%
Arkansas
Other
$28,454
14%
Other
Regions
$12,219
6%

- 48% of the Consumer Portfolio
- Avg. origination balance $16,389
- Avg. origination term 5 years
- Expected life 16.32 months
- Average Primary FICO-687

- New autos--1%
- Used autos--99%
- Indirect loans-- 79%
- Direct loans--21%

(Adjusted to exclude nonperforming and insured credit program loans)

- 51% of the Consumer Portfolio
- Avg. origination balance $16,333
- Avg. origination term 5 years
- Expected life 17.3 months
- Average Primary FICO-687

- New autos--1%
- Used autos--99%
- Indirect loans-- 82%
- Direct loans--18%

(Adjusted to exclude nonperforming and insured credit program loans)

13

Consumer Insured Credit Loans by Region

Legacy Loans

[in thousands]

6.30.19 **$20,767**



Fayetteville
$1,447
7%
Arkansas Other
$1,298
6%
Other Regions
$1,394
7%
Kansas City
$1,366
7%
St Louis
$3,867
19%
Springfield
$1,678
8%
Missouri Other
$8,767
42%
Iowa/ Nebraska/ South Dakota
$950
4%

- 6% of the Consumer Portfolio
- Avg. origination balance $19,621
- Avg. origination term 6 years
- Expected life 16.32 months
- Average Primary FICO-572

(Adjusted to exclude nonperforming loans)

- New autos-6%
- Used autos--94%
- Indirect loans--97%
- Direct loans--3%

3.31.19 **$24,094**



Fayetteville
$1,700
7%
Arkansas Other
$1,480
6%
Other Regions
$1,584
6%
Kansas City
$1,625
7%
St Louis
$4,585
19%
Springfield
$1,877
8%
Missouri Other
$10,087
42%
Iowa/ Nebraska/ South Dakota
$1,156
5%

- 6% of the Consumer Portfolio
- Avg. origination balance $19,622
- Avg. origination term 6 years
- Expected life 17.3 months
- Average Primary FICO-570

(Adjusted to exclude nonperforming loans)

- New autos-7%
- Used autos--93%
- Indirect loans--97%
- Direct loans--3%

14

NonPerforming by Type  Legacy Loans  6.30.19  $11,388  $4,637  3.31.19  *  [in thousands]    *Includes Home Equity Loans of $238  *Includes Home Equity Loans of $353

   NonPerforming by Region  Legacy Loans  6.30.19  $11,388  $4,637  3.31.19  *  [in thousands]

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date July 17, 2019	By:	/s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer